UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOUTHPORT ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2024

Southport Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Bolling Place Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(917) 503-9722

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None.

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORTU	None(1)
Class A common stock, $0.0001 par value per share	PORT	None(1)
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORTW	None(1)

(1) On April 8, 2024, the New York Stock Exchange (the “NYSE”) filed a Form 25 to delist the Company’s Class A common stock, $0.0001 par value per share (“Class A Common Stock”), warrants, with each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50, subject to adjustment (“Warrants”) and units, each consisting of one share of Class A Common Stock and one-half of one Warrant (“Units”) and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting became effective 10 days after the filing of the Form 25. The deregistration of the Company’s Class A Common Stock, Warrants and Units under Section 12(b) of the Exchange Act became effective 90 days after the Form 25 filing. The Company’s securities remain registered under Section 12(g) of the Exchange Act. The Company’s Class A Common Stock, Warrants and Units began trading on the OTC Pink Marketplace on or about March 22, 2024 under the symbols “PORT”, “PORTW” and “PORTU”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 11, 2024, Southport Acquisition Corporation (the “Company”) received a redemption report from Continental Stock Transfer & Trust Company indicating that, as of October 11, 2024, the holders of 985,170 shares of the Company’s Class A common stock, par value $0.0001 per share, had properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.08 per share.

On October 14, 2024, the Company determined to postpone the special meeting of stockholders (the “Special Meeting”) originally scheduled for Tuesday, October 15, 2024, at 10:00 a.m., Eastern Time, to allow additional time for the Company to engage with its stockholders and solicit redemption reversals.

The Special Meeting will now be held on Tuesday, October 22, 2024, at 10:00 a.m., Eastern Time. There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Special Meeting. The live-webcast for the Special Meeting will be available by visiting https://www.cstproxy.com/southportacquisition/2024.

If approved by the Company’s stockholders at the Special Meeting, the Extension Amendment Proposal (as defined below) included in the definitive proxy statement for the Special Meeting, as previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2024 (the “Proxy Statement”), would allow the Company to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate an initial business combination (the “Extension”) from December 14, 2024 to September 30, 2025 (the “Extension Amendment Proposal”).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements in this filing about the Company that are not historical facts are forward-looking statements based on the Company’s current expectations, assumptions, estimates and projections. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements are based on our current expectations, which may not prove to be accurate. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target” and similar expressions are intended to identify forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the approval by the Company’s stockholders of the Extension Amendment Proposal, the Company’s inability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension Amendment Proposal. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement to consider and vote upon the Extension Amendment Proposal and other matters, and, beginning on or about October 3, 2024, first mailed the Proxy Statement and other relevant documents to its stockholders as of the October 2, 2024 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension Amendment Proposal, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Sodali & Co. at (800) 662-5200 (toll free) or (203) 658-9400 (bank and brokers can call collect).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southport Acquisition Corporation

Date: October 15, 2024	By:	/s/ Jeb Spencer
		Name:	Jeb Spencer
		Title:	Chief Executive Officer